HANMI FINANCIAL CORPORATION Nasdaq: HAFC June 2004

Safe Harbor Statement Certain statements contained in this presentation, including, without limitation, statements containing the words "believes," "plans," "expects," "anticipates," and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward- looking statements. Such factors include, among others, the following: general economic and business conditions in those areas in which the Company operates; demographic changes; competition; fluctuations in market interest rates; changes in credit quality; and other risks detailed in the most recent quarterly and annual reports filed with the Securities Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended March 31, 2004. Given these uncertainties, undue reliance should not be placed on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward- looking statements contained herein to reflect future events or developments.

Agenda Market Overview Hanmi Bank Overview Combination with Pacific Union Bank Second Quarter Events Financial Information Strategies after Merger

Korean-American Market Overview One of the fastest growing ethnic groups 54% growth in 1990s vs. 13% general population California has the highest Korean-American population in the US 40% out of a total 2.1 million Highest rates of business ownership among ethnic groups 1 business per every 8 Korean-Americans A high degree of value placed on relationship- based business High savings rate (Sources: 2000 US Census, US Korean Embassy, and 2001 SBA Report)

Experienced Management Team Jae Whan Yoo - President & CEO Extensive experience in U.S. and Korean banking - 28 year banking career, including 10 years in the U.S. Previously served as director and board member of Industrial Bank of Korea, appointed by the Government of the Republic of Korea 15 years with Bank of America, New York, Seattle, and Seoul Michael J. Winiarski, C.P.A. - Senior VP & CFO 25 years experience in the financial services industry in public accounting, staff and line management roles SVP/CFO, Home Equity Lines of Credit Division, IndyMac Bank Headed warehouse lending business units at IndyMac and ICII SVP, Risk Management Division, Home Savings of America 8 years "Big Four" public accounting experience

Experienced Management Team David W. Kim - Senior VP & CAO 15 years of banking experience Previously in-house counsel, Chase Manhattan Bank, N.A. in New York BS in Economics and Public Policy from Indiana University Law degree from the National Law Center, George Washington University Dong Il Kim - Senior VP & CCO 25 years of banking experience Previously served as SVP & CCO at Pacific Union Bank, Los Angeles Master's degrees in Economics from the State University of New York at Stony Brook and California State University, Los Angeles

Experienced Management Team Eunice U. Lim - Senior VP & Regional Executive Officer (North) 24 years of commercial banking experience Previously served as SVP & Manager at Olympic Branch of Pacific Union Bank BS in Mathematics at Kingston Poly Tech in Surrey, England Suki H. Murayama - Senior VP & Regional Executive Officer (South) 29 years of commercial banking experience Previously served as SVP & Chief Marketing Officer at Hanmi Bank BA in Business Education at California State University, Los Angeles

Hanmi's Business Focus Commercial and retail banking Primary focus: Korean-American community Continue to cultivate banking relationships with multi-ethnic communities Full suite of financial products and services Traditional depository, loan, and trade finance products Investment and insurance products Personalized customer service Customers have responded to our relationship-based business approach.

Hanmi's Consistent Performance 1999 2000 2001 2002 2003 EPS 0.88 1.14 1.21 1.2 1.34 Fully diluted EPS CAGR 13.5% 1999 2000 2001 2002 2003 Total Assets 740 1035 1159 1456 1786 Total Assets CAGR 22.4% 1999 2000 2001 2002 2003 DEPOSITS 656 935 1042 1284 1446 1999 2000 2001 2002 2003 Loans 474.7 620.5 821.1 1004.1 1247 Total Deposits CAGR 19.8% Net Loans CAGR 30.4%

Korean vs. Non-Korean Business 1999 2000 2001 2002 2003 Total New Loans 266.5 296.5 382 452.9 622.9 Non-Korean New Loans 84.3 75.4 136.3 165.5 278.4 (In Millions) Hanmi has extended service to neighboring ethnic communities. 45%

PUB Acquisition Advances Hanmi's Business Strategy Increases market share in California Positions Hanmi as the clear market leader Increases brand awareness Creates significant opportunities to reduce costs Strengthens existing customer relationships while developing new relationships Continues to expand opportunities to penetrate multi-ethnic markets in California

Hanmi & PUB's Market Area Hanmi Bank Pacific Union Bank Considerable branch overlap offers significant consolidation opportunities.

Loan & Deposits Market Shares Hanmi + Pacific Union: Nearly 50% share among Korean-American banks. HAFC 0.29 PUB 0.19 NARA 0.21 CLFC 0.15 WSBK 0.16 HAFC 0.3 PUB 0.19 NARA 0.2 CLFC 0.16 WSBK 0.15 Deposits Loans

Loan & Deposits Portfolios Construction Loans 41844 Consumer Loans 110369 Commercial Real Estate Loans 801946 C & I Loans 332090 Other Loans 11974 Loan Portfolio Deposits Portfolio Hanmi As of March 31, 2004 Construction Loans 19426 Consumer Loans 62461 Commercial Real Estate Loans 569418 C & I Loans 216549 Other Loans 13669 PUB Non-Interest Bearing 487728 Time Deposits 605142 Interest Bearing Demand and Savings 384096 Hanmi PUB Non-Interest Bearing 250397 Time Deposits 468081 Interest Bearing Demand and Savings 304886

Second Quarter Events Acquisition of Pacific Union Bank closed on April 30, 2004 Integration process underway Working closely with Bill Ruh of Castle Creek and Dan Davis of CBC Finalized major MIS vendor relationships 7 branch closures planned for 4Q 2004 Anticipated initial cost savings of $10.9 million Raised $20 million in trust-preferred securities offering in April PUB expensed merger-related costs amounting to $7.5 million in April

Second Quarter Events (Cont.) Fed funds decreased $75 million in May after termination of a very volatile $70 million average balance money market account relationship bearing interest at 1.7% Layoffs: Mid-quarter: Executives, including former Chairman, CEO, and Personnel Director-total base salaries of $707K. July 2, 2004: 14 employees, including former CFO, brings headcount to 598-total base salaries of $707K. Two unplanned resignations: Former PUB Western Branch Manager, replaced by a top performing Hanmi Branch Manager Former PUB SBA Department Manager (in June)

Deposits Retention (in millions) December 31, 2003 April 30, 2004 May 31, 2004 DDAs $730 $751 $746 MMDA, NOW, Savings 487 635 622 Certificates of Deposit 1,093 1,063 1,025 Total Deposits $2,310 $2,449 $2,393 Hanmi Bank $1,447 $1,513 $1,507 Former Pacific Union Bank 863 936 886 Combined $2,310 $2,449 $2,393

Loan Growth Gross Loans Gross Loans Gross Loans (in millions) December 31, 2003 April 30, 2004 May 31, 2004 Hanmi Bank $1,262 $1,311 $1,350 Former Pacific Union Bank 873 876 865 Combined $2,135 $2,187 $2,215

Most Recent Balance Sheets

Most Recent Income Statements

Compelling Investment Opportunity Dominant franchise in the attractive, high growth California based Korean-American marketplace Experienced management team partnered with Castle Creek's proven capability integrating and operating highly profitable commercial banks Strong loan growth coupled with attractive core deposit franchise Balance sheet well positioned to take advantage of a rising interest rate environment